Exhibit 10.11

Pish Posh Baby LLC

Form of Lock-Up/Leak-Out Agreement

____________, 2021

This Lock-Up/Leak-Out Agreement (this “Agreement”) is executed in connection with the Transaction Documents (as defined in the Securities Purchase Agreement dated _________, 2021 (the “Purchase Agreement”) by and among Pish Posh Baby LLC, a Delaware limited liability company, any successor entity of Pish Posh Baby LLC (including by way of merger) (Pish Posh Baby LLC and its successor entity, the “Company”), the undersigned as Purchaser and other Purchasers as parties thereto, and other signatories, if any, thereto. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Purchase Agreement.

In connection with, and as an inducement to, the parties entering into the Transaction Documents and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, by executing this Agreement, agrees that, without the prior written consent of the Company, during the period commencing at the Subsequent Closing and continuing until the end of the Lock-Up Period (as hereinafter defined), the undersigned will not: (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of or lend, directly or indirectly, any Member Interests, Member Interests Equivalents, Preferred Stock, Common Stock, or any any securities convertible into, exercisable or exchangeable for or that represent the right to receive securities of the Company (all of the foregoing “Company Securities”) (including without limitation, Company Securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Lock-Up Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Securities or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Company Securities or any security convertible into or exercisable or exchangeable for Company Securities; (4) grant any proxies or powers of attorney with respect to any Lock-Up Securities, deposit any Lock-Up Securities into a voting trust or enter into a voting agreement or similar arrangement or commitment with respect to any Lock-Up Securities; or (5) publicly disclose the intention to do any of the foregoing (each of the foregoing restrictions, the “Lock-Up Restrictions”).

Notwithstanding the terms of the foregoing paragraph, the Lock-Up Restrictions shall automatically terminate and cease to be effective on the date that is one-hundred and eighty (180) days after the Subsequent Closing. The period during which the Lock-Up Restrictions apply to the Lock-Up Securities shall be deemed the “Lock-Up Period” with respect thereto. In addition, beginning on the date that is one-hundred and eighty (180) days after the Subsequent Closing and ending on the date that is one-hundred and eighty (180) days after such date (the “Leak-Out Period”), the undersigned may only sell up to 33.3% of the aggregate amount of Lock-Up Securities owned by the undersigned as of the expiration of the Lock-Up Period per each calendar month during Leak-Out Period (the “Leak-Out Cap”). Notwithstanding the foregoing, if, following the Subsequent Closing but during the Lock-Up Period, (1) the closing price for the Company’s Common Stock for 15 consecutive trading days closes at a price per share equal to or greater than 200% of the Going Public Event valuation of the Company, and (2) the corresponding daily trading volume equals or exceeds $250,000.00 for each of such 15 consecutive trading days this Agreement shall terminate.

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The undersigned agrees that the Lock-Up Restrictions and Leak-Out Cap preclude the undersigned from engaging in any hedging or other transaction with respect to any then-subject Lock-Up Securities which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of such Lock-Up Securities in violation of the Lock-Up Restrictions (during the Lock-Up Period) or Leak-Out Cap (during the Leak-Out Period) even if such Lock-Up Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to such Lock-Up Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Lock-Up Securities.

Notwithstanding the foregoing, the undersigned may transfer any of the Lock-Up Securities (1) as a bona fide gift or gifts or charitable contribution(s), (2) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (3) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (A) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (B) as distributions of shares of Company Securities or any security convertible into or exercisable for Company Securities to limited partners, limited liability company members or stockholders of the undersigned or holders of similar equity interests in the undersigned, (4) if the undersigned is a trust, to the beneficiary of such trust, (5) by testate succession or intestate succession, (6) to any immediate family member, any investment fund, family partnership, family limited liability company or other entity controlled or managed by the undersigned, (7) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (1) through (7), (8) to the Company in a transaction exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) upon a vesting event of the Lock-Up Securities or upon the exercise of options or warrants to purchase Common Stock on a “cashless” or “net exercise” basis or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise (but for the avoidance of doubt, excluding all manners of exercise that would involve a sale in the open market of any securities relating to such options or warrants, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise), (9) the Company in connection with the termination of employment or other termination of a service provider and pursuant to agreements in effect as of the Subsequent Closing whereby the Company has the option to repurchase such shares or securities, (10) acquired by the undersigned in open market transactions after the Subsequent Closing, (11) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a change of control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities shall remain subject to the restrictions contained in this Agreement, or (12) pursuant to an order of a court or regulatory agency; provided, in the case of clauses (1)-(8), that (A) such transfer shall not involve a disposition for value and (B) the transferee agrees in writing with the Company to be bound by the terms of this Agreement; and provided, further, in the case of clauses (1)-(9), no filing by any party under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

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In addition, the foregoing restrictions shall not apply to (1) the exercise of stock options granted pursuant to equity incentive plans existing immediately following the Subsequent Closing, including the “net” exercise of such options in accordance with their terms and the surrender of Company Securities in lieu of payment in cash of the exercise price and any tax withholding obligations due as a result of such exercise (but for the avoidance of doubt, excluding all manners of exercise that would involve a sale in the open market of any securities relating to such options, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise); provided that it shall apply to any of the Lock-Up Securities issued upon such exercise, (2) conversion or exercise of warrants into Company Securities or into any other security convertible into or exercisable for Company Securities that are outstanding as of the Subsequent Closing (but for the avoidance of doubt, excluding all manners of conversion or exercise that would involve a sale in the open market of any securities relating to such warrants, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise); provided that it shall apply to any of the Lock-Up Securities issued upon such conversion or exercise; and provided, further that the recipient of Company Securities agrees in writing with the Company to be bound by the terms of this Agreement, or (3) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Lock-Up Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the applicable Lock-Up Period. In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of the Company if such transfer would constitute a violation or breach of this Agreement.

For the avoidance of doubt, any interest in the Company replaced by, converted into or exchanged for an interest in another entity whether by merger or other combination which derives from a security or interest described on Schedule A hereto, shall be subject to the restrictions of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that upon request, the undersigned will execute any additional documents reasonably necessary to ensure the validity or enforcement of this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the parties are entering into the Purchase Agreement and other Transaction Documents in reliance upon this Agreement.

Palladium Capital Advisors, LLC will be a third-party beneficiary of this Agreement with rights of enforcement. This Agreement may not be amended nor modified, nor may any waiver be granted or accepted by any party hereto, without the approval of Palladium Capital Advisors, LLC.

Any and all remedies herein expressly conferred upon the Purchasers will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity, and the exercise by the Purchasers of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage would occur to the Purchasers in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Purchasers shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any Federal and State courts in New York City, New York, this being in addition to any other remedy to which the Purchasers are entitled at law or in equity, and the undersigned waives any bond, surety or other security that might be required of the Purchasers with respect thereto.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

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Any action concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The undersigned and the Company hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Notices hereunder shall be given in the same manner as set forth in the Purchase Agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The undersigned irrevocably appoints the Company its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon the undersigned with the same force and validity as if served upon the undersigned.

This Agreement shall be null and void if the Subsequent Closing does not take place.

[Signature Page to Lock-Up Agreement to Follow]

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This Agreement, and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Company and the undersigned in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or between the Company and the undersigned, written or oral, to the extent they relate in any way to the subject matter hereof.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

AGREED, APPROVED AND ACKNOWLEDGED:

PISH POSH BABY LLC

By:
Name: Dov Kurlander
Title: Managing Member and Chief Executive Officer

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SCHEDULE A TO LOCK-UP AGREEMENT

MEMBER INTEREST: _______________________________________________________________________________________

MEMBER INTEREST EQUIVALENT: __________________________________________________________________________

Shares of Common Stock directly owned by Stockholder: ____________________________________________________________

Common Stock Equivalents directly owned by Stockholder: __________________________________________________________

Consisting of _______________________________________________________________________________________________

Shares of Common Stock beneficially owned by Stockholder: _________________________________________________________

Presently held as follows: ______________________________________________________________________________________

___________________________________________________________________________________________________________

Number of Common Stock Equivalents beneficially owned by Stockholder: ______________________________________________

Consisting of _______________________________________________________________________________________________

Excluded Securities: __________________________________________________________________________________________

___________________________________________________________________________________________________________

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